OMB APPROVAL
OMB Number: 3235-0060
Expires: April 30, 2009
Estimated average burden hours per response: 5.0

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 20, 2007

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada              000-49685                  N/A

(State or other jurisdiction    Commission File Number   IRS Employer ID Number)

 of incorporation)

1030 West Georgia St, #1518, Vancouver, British Columbia, Canada  V6E 2Y3

(Address of principal executive offices)

Registrant's telephone number, including area code: 604-689-2646

_______________________________________N/A______________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

SEC 873(11-06) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 7.01  FD Disclosure.

As required by Section 2.2 of National Instrument 54-101, please be advised of the following:

Issuer: BI-OPTIC VENTURES INC

ISIN:                                               CA0886181035

Meeting Date:                                       August 22, 2007

Record Date for Notice:                             July 18, 2007

Record Date for Voting:                             July 18, 2007

Beneficial Ownership Determination Date:            July 18, 2007

Class of Securities Entitled to Receive Notice:     COMMON SHARES

Class of Securities Entitled to Vote:               COMMON SHARES

OBO Distribution Payment:                           Issuer will not pay for OBOs

Material Distributed to:                            Non Declining Holders

Refer to Exhibit #99.1 for additional information.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

    99.1.  Notice and Record Date; dated 6/20/2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2007           Bi-Optic Ventures Inc.

                              (Registrant)

/s/ Harry Chew

(Signature)

(Harry Chew, President/CEO/Director)

2